Exhibit 99.1

Form 4 (continued)

NAME AND ADDRESS OF REPORTING PERSON

                             Centre Partners II, LLC
                        30 Rockefeller Plaza, Suite 5050
                            New York, New York 10020


ISSUER NAME AND TICKER SYMBOL

                               Salton, Inc. (SFP)

EXPLANATION OF RESPONSES:

(2) Includes shares of Series A Voting Convertible Preferred Stock held by Centre Partners II, LLC, the designated filer, as general partner of Centre Partners Coinvestment, L.P. and Centre Parallel Management Partners, L.P., and as general partner of the general partner of Centre Capital Investors II, L.P., Centre Capital Offshore Investors II, L.P. and Centre Capital Tax-Exempt Investors II, L.P. In addition, includes shares held in a separate account of State Board of Administration of Florida with respect to which Centre Parallel Management Partners, L.P. has management authority.

         The entities referred to above directly own the following numbers of shares of Series A Voting Convertible Preferred Stock:


                                                     Series A Voting Convertible Preferred Stock
                                                     -------------------------------------------
Centre Partners Coinvestment, L.P.                                       529
Centre Parallel Management Partners, L.P.                                 47
Centre Capital Investors II, L.P.                                      3,078
Centre Capital Offshore Investors II, L.P.                               670
Centre Capital Tax-Exempt Investors II, L.P.                           1,002
State Board of Administration of Florida                               4,674



         Centre Partners II, L.P. is the general partner of each of Centre Capital Investors II, L.P., Centre Capital Offshore Investors II, L.P. and Centre Capital Tax-Exempt Investors II, L.P. and as such may be deemed to beneficially own the shares of Series A Voting Convertible Preferred Stock owned by such partnerships. Centre Parallel Management Partners, L.P. has management authority with respect to State Board of Administration of Florida and as such may be deemed to beneficially own the shares of Series A Voting Convertible Preferred Stock owned by such entity.

                             Joint Filer Information
                             -----------------------


NAME OF JOINT FILER:                        Centre Partners Coinvestment, L.P.

ADDRESS OF JOINT FILER:                     30 Rockefeller Plaza, Suite 5050
                                            New York, New York 10020

RELATIONSHIP OF JOINT FILER TO ISSUER:      10% Owner

DESIGNATED FILER:                           Centre Partners II, LLC

ISSUER NAME AND TICKER SYMBOL:              Salton, Inc. (SFP)

DATE OF EVENT REQUIRING STATEMENT:          June 2, 2006

SIGNATURE:

                           CENTRE PARTNERS COINVESTMENT, L.P.

                           By: Centre Partners II, LLC,
                               as General Partner

                           By: /s/ BRUCE G. POLLACK
                               ------------------------------------
                               Bruce G. Pollack
                               Managing Director

                             Joint Filer Information
                             -----------------------


NAME OF JOINT FILER:                   Centre Parallel Management Partners, L.P.

ADDRESS OF JOINT FILER:                30 Rockefeller Plaza, Suite 5050
                                       New York, New York 10020

RELATIONSHIP OF JOINT FILER TO ISSUER: 10% Owner

DESIGNATED FILER:                      Centre Partners II, LLC

ISSUER NAME AND TICKER SYMBOL:         Salton, Inc. (SFP)

DATE OF EVENT REQUIRING STATEMENT:     June 2, 2006

SIGNATURE:
                               CENTRE PARALLEL MANAGEMENT PARTNERS, L.P.

                               By: Centre Partners II, LLC,
                                   as General Partner

                               By: /s/ BRUCE G. POLLACK
                                   ----------------------------------------
                                   Bruce G. Pollack
                                   Managing Director

                             Joint Filer Information
                             -----------------------



NAME OF JOINT FILER:                        Centre Capital Investors II, L.P.

ADDRESS OF JOINT FILER:                     30 Rockefeller Plaza, Suite 5050
                                            New York, New York 10020

RELATIONSHIP OF JOINT FILER TO ISSUER:      10% Owner

DESIGNATED FILER:                           Centre Partners II, LLC

ISSUER NAME AND TICKER SYMBOL:               Salton, Inc. (SFP)

DATE OF EVENT REQUIRING STATEMENT:           June 2, 2006

SIGNATURE:

                                 CENTRE CAPITAL INVESTORS II, L.P.

                                 By: Centre Partners II, L.P.,
                                     as General Partner

                                 By: Centre Partners Management LLC,
                                     Attorney-in-fact

                                 By: /s/ BRUCE G. POLLACK
                                     -------------------------------------
                                     Bruce G. Pollack
                                     Managing Director

                             Joint Filer Information
                             -----------------------


NAME OF JOINT FILER:                      Centre Capital Offshore
                                           Investors II, L.P.

ADDRESS OF JOINT FILER:                   30 Rockefeller Plaza, Suite 5050
                                          New York, New York 10020

RELATIONSHIP OF JOINT FILER TO ISSUER:    10% Owner

DESIGNATED FILER:                         Centre Partners II, LLC

ISSUER NAME AND TICKER SYMBOL:            Salton, Inc. (SFP)

DATE OF EVENT REQUIRING STATEMENT:        June 2, 2006

SIGNATURE:

                              CENTRE CAPITAL OFFSHORE INVESTORS II, L.P.

                              By: Centre Partners II, L.P.,
                                  as General Partner

                              By: Centre Partners Management LLC,
                                  Attorney-in-fact

                              By: /s/ BRUCE G. POLLACK
                                  -------------------------------------------
                                  Bruce G. Pollack
                                  Managing Director

                             Joint Filer Information
                             -----------------------



NAME OF JOINT FILER:                        Centre Capital Tax-Exempt
                                             Investors II, L.P.

ADDRESS OF JOINT FILER:                     30 Rockefeller Plaza, Suite 5050
                                            New York, New York 10020

RELATIONSHIP OF JOINT FILER TO ISSUER:      10% Owner

DESIGNATED FILER:                           Centre Partners II, LLC

ISSUER NAME AND TICKER SYMBOL:              Salton, Inc. (SFP)

DATE OF EVENT REQUIRING STATEMENT:          June 2, 2006

SIGNATURE:

                              CENTRE CAPITAL TAX-EXEMPT INVESTORS II, L.P.

                              By: Centre Partners II, L.P.,
                                  as General Partner

                              By: Centre Partners Management LLC,
                                  Attorney-in-fact

                              By: /s/ BRUCE G. POLLACK
                                  -------------------------------------------
                                  Bruce G. Pollack
                                  Managing Director

                             Joint Filer Information
                             -----------------------



NAME OF JOINT FILER:                    State Board of Administration of Florida

ADDRESS OF JOINT FILER:                 c/o Centre Parallel Management
                                            Partners, L.P.
                                        30 Rockefeller Plaza, Suite 5050
                                        New York, New York 10020

RELATIONSHIP OF JOINT FILER TO ISSUER:  10% Owner

DESIGNATED FILER:                       Centre Partners II, LLC

ISSUER NAME AND TICKER SYMBOL:          Salton, Inc. (SFP)

DATE OF EVENT REQUIRING STATEMENT:      June 2, 2006

SIGNATURE:

                           STATE BOARD OF ADMINISTRATION OF FLORIDA

                           By: Centre Parallel Management Partners, L.P.,
                               as Manager

                           By: Centre Partners Management LLC,
                               Attorney-in-fact

                           By: /s/ BRUCE G. POLLACK
                               --------------------------------------------
                               Bruce G. Pollack
                               Managing Director

                             Joint Filer Information
                             -----------------------

NAME OF JOINT FILER:                        Centre Partners II, L.P.

ADDRESS OF JOINT FILER:                     30 Rockefeller Plaza, Suite 5050
                                            New York, New York 10020

RELATIONSHIP OF JOINT FILER TO ISSUER:      10% Owner

DESIGNATED FILER:                           Centre Partners II, LLC

ISSUER NAME AND TICKER SYMBOL:              Salton, Inc. (SFP)

DATE OF EVENT REQUIRING STATEMENT:          June 2, 2006

SIGNATURE:

                                    CENTRE PARTNERS II, L.P.

                                    By: Centre Partners Management LLC,
                                        Attorney-in-fact

                                    By: /s/ BRUCE G. POLLACK
                                        -------------------------------------
                                        Bruce G. Pollack
                                        Managing Director